                                                                   EXHIBIT 10.10


[LETTERHEAD OF SILICON GRAPHICS]


                                 March 1, 1998


Mr. Lavi Lev
21771 Heber Way
Saratoga CA 95070


          Re:  Forgiveness of Loan


Dear Lavi;

          This letter agreement is entered into as of March 1, 1998 ("Effective Date") by and between Lavi A. Lev ("Employee") and Sarah Lev (collectively, "Borrower") and Silicon Graphics, Inc. ("SGI") with regard to the forgiveness of Borrower's obligations under that certain Promissory Note (Forgivable Loan) dated January 9, 1997 ("Note") in the original principal sum of $400,000. As of the Effective Date, the outstanding balance of principal under the Note is $282,334.

          Effective as of the Effective Date, SGI hereby forgives Borrower's obligation to pay to SGI the principal sum of $282,334 under the Note. Such forgiveness will be treated as compensation to Employee, and Borrower shall be responsible for any individual tax liability associated with the forgiveness of principal and any imputed interest; provided, however, that following SGI's receipt of an original of this letter agreement signed by Borrower, SGI agrees to pay to Employee the sum of One Hundred Fifty Thousand Dollars ($150,000) to assist Borrower in paying such income tax liability. The foregoing payment by SGI will be treated as compensation to Employee and subject to applicable tax withholdings and payroll taxes. Borrower shall be responsible for any individual tax liability resulting from such payment. As of the Effective Date, any monthly housing allowance provided to Employee shall terminate.

          If, on or before December 31, 2000, Employee shall terminate his employment with SGI for any reason, SGI shall terminate Employee's employment with SGI for cause, or Borrower shall be in default hereunder, then Borrower shall immediately pay to SGI, in lawful money of the United States of America, without abatement, demand, deduction, setoff or counterclaim, an amount equal to
(a) Eight Thousand Three Hundred Thirty-three and 33/100 Dollars ($8,333.33) multiplied by (b) the number of calendar months from the date of such termination of employment or default, as applicable, through December 31, 2000. Payment for any partial month shall be prorated based upon a monthly payment of Eight Thousand Three Hundred Thirty-three and 33/100 Dollars ($8,333.33) and a thirty (30) day calendar month, and such prorated amount shall be added to the amount calculated in the immediately preceding sentence.

          Borrower's obligations under this letter agreement are secured by that certain Pledge Agreement of even date herewith ("Pledge Agreement") encumbering certain stock options to acquire SGI common stock and such other collateral described therein.

          SGI and Borrower acknowledge and agree that SGI intends to assign this letter agreement to MIPS Technologies, Inc. ("MIPS") in connection with an initial public offering of MIPS common stock, in which event all references herein to SGI shall automatically be amended and modified to mean and refer to MIPS, all obligations of SGI in connection with this letter agreement shall automatically be assumed by MIPS, and SGI shall automatically be released from any and all liability to Borrower in connection with this letter agreement. Borrower shall execute such documents and instruments as may be requested by SGI to evidence the foregoing within five (5) days following SGI's request therefor.

          Borrower shall be in default under this letter agreement if Borrower fails to timely pay any amount or perform any other obligation of Borrower under this letter agreement, the Pledge Agreement of even date herewith, the Promissory Note (Forgivable Loan) of even date herewith in the original principal amount of $250,000, the Promissory Note (Balloon Loan) of even date herewith in the original principal amount of $250,000, the Deed of Trust with Assignment of Rents dated January 6, 1997, as amended, or any other agreement or instrument now or hereafter executed by Borrower to evidence or secure the performance of Borrower's obligations thereunder. In addition, Borrower shall be in default under this letter agreement upon any breach by Employee under any severance agreement or proprietary information/invention agreement with SGI and/or MIPS, as applicable. The reference to SGI in the immediately preceding sentence shall not be amended as a result of an assignment of this letter agreement to MIPS. Upon any default by Borrower under this letter agreement, any amount payable by Borrower hereunder shall thereafter bear simple interest at the lesser of ten percent (10%) per annum or the maximum rate permitted by law. SGI's failure to exercise any rights or remedies hereunder shall not constitute a waiver of SGI's right to exercise the same with respect to any prior or subsequent defaults.

          If any provision of this letter agreement shall be invalid or unenforceable for any reason, the same shall be ineffective, but the remainder of this letter agreement shall not be affected thereby and shall remain in full force and effect. This letter agreement supersedes any other agreements or understandings between Borrower and SGI with regard to the forgiveness of the Note. Time is of the essence of each and every obligation of Borrower hereunder. Presentment and demand for payment, notice of dishonor, protest and notice of protest are hereby waived by Borrower. None of the terms or provisions of this letter agreement may be waived, altered, modified or amended except by a writing signed by SGI and Borrower. The provisions of this letter agreement shall be governed by California law. The covenants, terms and conditions hereof shall bind the heirs, successors and assigns of Borrower and shall insure to the benefit of the successors and assigns of SGI.

          The agreements and obligations of SGI under this letter agreement are expressly conditioned upon SGI's receipt of an original of this letter agreement executed by Borrower. Accordingly, please sign this letter agreement in the spaces provided below and return the same to me.


                                    Sincerely,



                                    Kirk Froggatt,
                                    Vice President,
                                    Human Resources

AGREED AND ACCEPTED:


_________________
LAVI A. LEV



_________________
SARAH LEV

                              AMENDED AND RESTATED
                                PROMISSORY NOTE
                          SECURED BY PLEDGE AGREEMENT
                               (FORGIVABLE LOAN)



         NOTICE:  THIS PROMISSORY NOTE PROVIDES FOR A BALLOON PAYMENT.

$250,000.00                                   Mountain View, California
                                              March 1, 1998

     For value received, the undersigned, LAVI A. LEV ("Employee") and SARAH LEV (collectively, "Borrower"), promise to pay to SILICON GRAPHICS, INC., a Delaware corporation ("SGI"), or order, at 2011 N. Shoreline Boulevard, Mountain View, California 94043-1389, or such other place as SGI may designate in writing from time to time, in lawful money of the United States of America, without abatement, demand, deduction, setoff or counterclaim, the principal sum of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00). This Promissory Note shall bear no interest, except as provided in Paragraph 4 below.

     1.   Payments
          --------

          (a) All outstanding principal and accrued interest under this Promissory Note shall be due and payable on the Due Date (as defined below). Interest shall be computed based upon a three hundred sixty (360) day year and thirty (30) day month. Every payment received by SGI with respect to this Promissory Note shall be applied as follows: first, to the payment of any late charges; second, to the payment of accrued but unpaid interest; and, third, to the payment of the outstanding principal balance of this Promissory Note. Borrower may prepay the principal amount outstanding under this Promissory Note in whole or in part at any time without penalty.

          (b) Notwithstanding subparagraph 1(a) to the contrary, so long as Employee remains employed by SGI on a regular and full-time basis, and provided that Borrower has paid to SGI all outstanding principal and accrued interest under that certain Promissory Note of even date herewith in the original principal amount of $250,000 on or before March 1, 2002, Borrower's obligation to pay principal under this Promissory Note shall be forgiven as follows: principal in the amount of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) shall be forgiven on March 1, 2002.

          (c) Notwithstanding subparagraph 1(a) to the contrary, principal and accrued interest under this Promissory Note shall be due and payable prior to the Due Date to the extent of one hundred percent (100%) of the gross sales proceeds payable to Borrower in connection with the sale of any Pledged Collateral (as defined below); provided, however, that Borrower shall have the right to exercise and/or sell Vested Shares (as defined in the Pledge Agreement) to the extent of the Excess Value (as defined in the Pledge Agreement) and receive all proceeds therefrom. Notwithstanding the preceding to the contrary, if SGI's employment of Employee shall terminate or cease for any reason, whether voluntary or involuntary, and whether with or without cause, or Borrower shall be in default hereunder, principal and accrued interest under this Promissory Note shall be due and payable to the extent of one hundred percent (100%) of the gross sales proceeds payable to Borrower in connection with the sale of any such Pledged Collateral. In no event shall the preceding sentence be deemed to limit SGI's recourse or Borrower's liability under this Promissory Note. Nothing herein shall be deemed to modify the terms of any severance agreement now or hereafter entered into by Employee and SGI.

     2.   Due Date. The "Due Date" shall be the earlier of (i) the thirtieth
          --------
(30th) day following the date of termination or cessation of SGI's employment of Employee, whether voluntarily or involuntarily, and whether with or without cause, or (ii) March 1, 2002.

     3.   Purpose of Loan. Borrower acknowledges and agrees that SGI is making
          ---------------
this loan to Borrower for purposes of modifying the terms of an existing loan ("Existing Loan") provided by SGI to Borrower in connection with Employee's relocation to the area of SGI's corporate headquarters located in Mountain View, California. Borrower represents and warrants to SGI that Borrower has used all proceeds of the Existing Loan to purchase Borrower's principal residence located at 21771 Heber Way, Saratoga, California ("Residence"). The Existing Loan is evidenced by a Promissory Note dated January 9, 1997 in the original principal amount of $500,000, Deed of Trust with Assignment of Rents dated January 6, 1997 and Pledge Agreement dated January 9, 1997 (collectively, "Existing Loan Documents"). Concurrently with the execution and delivery by Borrower of this Promissory Note and such other documents and instruments as may be required by SGI to evidence the modification of the Existing Loan, SGI will cancel the Existing Loan Documents.

     4.   Default. In the event that Borrower fails to timely pay any amount or
          -------
perform any other obligation of Borrower under this Promissory Note, the Pledge Agreement (as defined below), that certain Promissory Note of even date herewith in the original principal sum of $250,000, that certain Deed of Trust with Assignment of Rents dated January 6, 1997, as amended, securing Borrower's obligations under the immediately preceding promissory note, that certain Letter Agreement of even date herewith, or any other agreement or instrument now or hereafter executed by Borrower to evidence or secure the performance of Borrowers obligations thereunder (collectively, "Loan Documents"), SGI may, at its option, declare all principal and accrued interest under this Promissory
Note immediately due and payable. In the event that SGI exercises this option, or the principal balance of this Promissory Note otherwise becomes due and payable, all principal then outstanding under this Promissory Note shall thereafter bear simple interest at the lesser of ten percent (10%) per annum or the maximum rate permitted by law. Failure to exercise this option shall not constitute a waiver of SGI's right to exercise the same with respect to any prior or subsequent defaults.

     5.   Security. Borrower's obligations under this Promissory Note are
          --------
secured by that certain Pledge Agreement of even date herewith ("Pledge Agreement") encumbering certain stock options to acquire SGI common stock and such other collateral described therein (collectively, "Pledged Collateral").

     6.   Attorneys' Fees. In the event any legal action or proceeding is
          ---------------
required to enforce or interpret any provision of this Promissory Note, Borrower shall pay to SGI upon demand all costs of collection and reasonable attorneys' fees incurred by SGI in connection therewith.

     7.   Tax Liability. Borrower acknowledges that, upon forgiveness of
          -------------
Borrower's obligations under this Promissory Note pursuant to subparagraph 1(a) above, SGI will provide to Borrower a one-time tax gross-up in connection with the federal and state income tax liability of Borrower arising from such forgiveness. Borrower agrees that this Promissory Note is personal to Borrower and nontransferable, and is conditioned upon the future performance of substantial services by Employee. Borrower certifies to SGI that Borrower reasonably expects to itemize deductions for each year that principal is outstanding under this Promissory Note.

     8.   Assignment to MIPS. Borrower acknowledges and agrees that this
          ------------------
Promissory Note and the Loan Documents may be assigned by SGI to MIPS Technologies, Inc. ("MIPS"), in which event all references herein to SGI shall automatically be amended and modified to mean and refer to MIPS, all obligations of SGI in connection with this Promissory Note and Loan Documents shall automatically be assumed by MIPS, and SGI shall automatically be released from any and all liability to Borrower in connection with this Promissory Note and the Loan Documents. Borrower shall execute such documents and instruments as may be requested by SGI to evidence the foregoing within five (5) days following SGI's request therefor.

     9.   Miscellaneous. If any provision of this Promissory Note shall be
          -------------
invalid or unenforceable for any reason, the same shall be ineffective, but the remainder of this Promissory Note shall not be affected thereby and shall remain in full force and effect. Time is of the essence of each and every obligation of Borrower hereunder. Presentment and demand for payment, notice of dishonor, protest and notice of protest are hereby waived by Borrower. If the due date for any payment under this Promissory Note falls on a Saturday, Sunday or legal holiday, then such due date shall be extended to the next business day. None of the terms or provisions of this Promissory Note may be waived, altered, modified or amended except by a writing signed by SGI and Borrower. The provisions of this Promissory Note shall be governed by California law. The covenants, terms and conditions hereof shall bind the heirs, successors and assigns of Borrower and shall inure to the benefit of the successors and assigns of SGI.

IN WITNESS WHEREOF, Borrower has executed this Promissory Note as of the date first set forth above.
                                         BORROWER:



                                         __________________
                                         LAVI A. LEV



                                         __________________
                                         SARAH LEV

                              AMENDED AND RESTATED
                                 PROMISSORY NOTE
                            SECURED BY DEED OF TRUST
                                 (BALLOON LOAN)


         NOTICE:  THIS PROMISSORY NOTE PROVIDES FOR A BALLOON PAYMENT.


$250,000.00                                   Mountain View, California
                                              March 1, 1998

For value received, the undersigned, LAVI A. LEV ("Employee") and SARAH LEV (collectively, "Borrower"), promise to pay to SILICON GRAPHICS, INC., a Delaware corporation ("SGI"), or order, at 2011 N. Shoreline Boulevard, Mountain View, California 94043-1389, or such other place as SGI may designate in writing from time to time, in lawful money of the United States of America, without abatement, demand, deduction, setoff or counterclaim, the principal sum of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00), together with interest thereon at the rate of seven and nineteen hundredths percent (7.19%) per annum, compounded annually, until all principal, interest and other charges under this Promissory Note are paid in full.

     1.   Outstanding Balance of Loan. As of the date first set forth above, the
          ---------------------------
outstanding balance of this Promissory Note consists of principal in the amount of Two Hundred Fifty Thousand Dollars ($250,000) and accrued but unpaid interest in the amount of Nineteen Thousand Seven Hundred Two and 07/100 Dollars ($19,702.07).

     2.   Payments. All outstanding principal and accrued interest under this
          --------
Promissory Note shall be due and payable on the Due Date (as defined below). Interest shall be computed based upon a three hundred sixty (360) day year and thirty (30) day month. Every payment received by SGI with respect to this Promissory Note shall be applied as follows: first, to the payment of any late charges; second, to the payment of accrued but unpaid interest; and third, to the payment of the outstanding principal balance of this Promissory Note. Borrower may prepay the principal amount outstanding under this Promissory Note in whole or in part at any time without penalty.

     3.   Due Date. The "Due Date" shall be the earlier of (i) the thirtieth
          --------
(30th) day following the date of termination or cessation of SGI's employment of Employee, whether voluntarily or involuntarily, and whether with or without cause, (ii) the date that Borrower sells, leases, transfers or otherwise conveys all or any interest in the Residence (as defined in Paragraph 3 below), or (iii) March 1, 2002.

     4.   Purpose of Loan. Borrower acknowledges and agrees that SGI is making
          ---------------
this loan to Borrower for purposes of modifying the terms of an existing loan ("Existing Loan") provided by SGI to Borrower in connection with Employee's relocation to the area of SGI's corporate headquarters located in Mountain View, California. Borrower represents and warrants to SGI that Borrower has used all proceeds of the Existing Loan to purchase Borrower's principal residence located at 21771 Heber Way, Saratoga, California ("Residence"). The Existing Loan is evidenced by a Promissory Note dated January 9, 1997 in the original principal amount of $500,000, Deed of Trust with Assignment of Rents dated January 6, 1997 and Pledge Agreement dated January 9, 1997 (collectively, "Existing Loan Documents"). Concurrently with the execution and delivery by Borrower of this Promissory Note and such other documents and instruments as may be required by SGI to evidence the modification of the Existing Loan, SGI will cancel the Existing Loan Documents.

     5.   Default. In the event that Borrower fails to timely pay any amount or
          -------
perform any other obligation of Borrower under this Promissory Note, the Deed of Trust (as defined below), that certain Promissory Note of even date herewith in the original principal sum of $250,000, that certain Letter Agreement of even date herewith, that certain Pledge Agreement of even date herewith securing Borrowers obligations under the immediately preceding promissory note and letter agreement, or any other agreement or instrument now or hereafter executed by Borrower to evidence or secure the performance of Borrower's obligations thereunder (collectively, "Loan Documents"), SGI may, at its option, declare all principal and accrued interest under this Promissory Note immediately due and payable. In the event that SGI exercises this option, or the principal balance of this Promissory Note otherwise becomes due and payable, all principal then outstanding under this Promissory Note shall thereafter bear simple interest at the lesser of ten percent (10%) per annum or the maximum rate permitted by law. Failure to exercise this option shall not constitute a waiver of SGI's right to exercise the same with respect to any prior or subsequent defaults.

     6.   Security. Borrower's obligations under this Promissory Note are
          --------
secured by that certain Deed of Trust with Assignment of Rents dated January 6, 1997, as amended ("Deed of Trust"), encumbering the Residence, as more particularly described in the Deed of Trust.

     7.   Due on Sale. The Deed of Trust provides as follows:
          -----------

          If the trustor shall sell, convey or alienate said property, or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the beneficiary being first had and obtained, beneficiary shall have the right, at its option, except as prohibited by law, to declare any indebtedness or obligations secured hereby, irrespective of the maturity date specified in any not evidencing the same, immediately due and payable.

     8.   Attorneys' Fees. In the event any legal action or proceeding is
          ---------------
required to
enforce or interpret any provision of this Promissory Note, Borrower shall pay to SGI upon demand all costs of collection and reasonable attorneys' fees incurred by SGI in connection therewith.

     9.   Tax Liability.  Borrower understands and agrees that any and all
          -------------
income tax liability to Borrower resulting from this Promissory Note shall be the sole responsibility of Borrower. Borrower agrees that this Promissory Note is personal to Borrower and non-transferable, and is conditioned upon the future performance of substantial services by Employee. Borrower certifies to SGI that Borrower reasonably expects to itemize deductions for each year that principal is outstanding under this Promissory Note.

     10.  Assignment to MIPS. Borrower acknowledges and agrees that this
          ------------------
Promissory Note and the Loan Documents may be assigned by SGI to MIPS Technologies, Inc. ("MIPS"), in which event all references herein to SGI shall automatically be amended and modified to mean and refer to MIPS, all obligations of SGI in connection with this Promissory Note and Loan Documents shall automatically be assumed by MIPS, and SGI shall automatically be released from any and all liability to Borrower in connection with this Promissory Note and the Loan Documents. Borrower shall execute such documents and instruments as may be requested by SGI to evidence the foregoing within five (5) days following SGI's request therefor.

     11.  Miscellaneous. If any provision of this Promissory Note shall be
          -------------
invalid or unenforceable for any reason, the same shall be ineffective, but the remainder of this Promissory Note shall not be affected thereby and shall remain in full force and effect. Time is of the essence of each and every obligation of Borrower hereunder. Presentment and demand for payment, notice of dishonor, protest and notice of protest are hereby waived by Borrower. If the due date for any payment under this Promissory Note falls on a Saturday, Sunday or legal holiday, then such due date shall be extended to the next business day. None of the terms or provisions of this Promissory Note may be waived, altered, modified or amended except by a writing signed by SGI and Borrower. The provisions of this Promissory Note shall be governed by California law. The covenants, terms and conditions hereof shall bind the heirs, successors and assigns of Borrower and shall insure to the benefit of the successors and assigns of SGI.

IN WITNESS WHEREOF, Borrower has executed this Promissory Note as of the date first set forth above.

                                              BORROWER:



                                              _______________
                                              LAVI A. LEV



                                              _______________
                                              SARAH LEV

RECORDING REQUESTED BY AND
AFTER RECORDATION RETURN TO:


Silicon Graphics, Inc.
2011 N. Shoreline Blvd.
Mountain View CA 94043
MS 710
Attn: Ed Malysz



                           AMENDMENT TO DEED OF TRUST

          This Amendment to Deed of Trust ("Amendment") is entered into as of March 1, 1998 ("Effective Date") by and between LAVI A. LEV and SARAH LEV (collectively, "Borrower") and SILICON GRAPHICS, INC., a Delaware corporation ("SGI").

                                    RECITALS
                                    --------

     A. On January 9, 1997, SGI made a loan ("Loan") to Borrower in the original stated principal amount of $900,000.00, as evidenced by that certain Promissory Note dated January 9, 1997 ("Term Note") in the original stated principal amount of $500,000, and that certain Promissory Note dated January 9, 1997 in the original principal amount of $400,000 ("Forgivable Note").

     B. The Loan is secured by that certain Deed of Trust with Assignment of Rents January 6, 1997 ("Deed of Trust") by and among Borrower, as trustor, First American Title Insurance Company, as trustee, and SGI, as beneficiary, recorded on January 10, 1997 as Document No. 13576543 in the Official Records of the County Recorder of Santa Clara County, California, encumbering certain real property located in the City of Saratoga, County of Santa Clara, State of California, as more particularly described in Exhibit A attached hereto ("Property").

     C. As of the Effective Date, Borrower's obligations under the Forgivable Note have been forgiven, and the Term Note has been amended and restated by that certain Amended and Restated Promissory Note (Balloon Loan) of even date herewith in the original principal sum of Two Hundred Fifty Thousand Dollars ($250,000) and that certain Amended and Restated Promissory Note (Forgivable
Loan) of even date herewith in the original principal sum of Two Hundred Fifty Thousand Dollars ($250,000).

     D. The parties now desire to amend the Deed of Trust as described hereinbelow:

     NOW, THEREFORE, SGI and Borrower agree as follows:

     1.   Amendment. As of the Effective Date, the Deed of Trust is hereby
          ---------
amended as follows:
          (a) On page 1 of the Deed of Trust, the dollar amount "$900,000.00" is hereby deleted and the dollar amount "$250,000.00" is substituted therefor.

          (b) Paragraph 1 of the Addendum to Deed of Trust is hereby deleted in its entirety and the following is substituted therefor:

          The loan secured by the Deed of Trust is evidenced by that certain Amended and Restated Promissory Note (Balloon Loan) dated March 1, 1997 in the original principal amount of Two Hundred Fifty Thousand Dollars ($250,000), which promissory note provides for a balloon payment of all principal and accrued interest on March 1, 2002.

          (c) Paragraph 2 of the Addendum to Deed of Trust is hereby deleted in its entirety.

          (d) Borrower shall be in default under the Deed of Trust in the event Borrower fails to perform any of its obligations under this Deed of Trust, the promissory note referenced in Paragraph 1(b) above, that certain Promissory Note (Forgivable Loan) of even date herewith in the original principal amount of $250,000, that certain Pledge Agreement of even date herewith, that certain Letter Agreement of even date herewith, or any other agreement or instrument now or hereafter executed by Borrower to evidence or secure the performance of Borrower's obligations thereunder.

     2.   Effect of Amendment. Except as modified herein, the Deed of Trust
          -------------------
shall remain unmodified and continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date.

                                         BORROWER:



                                         __________________
                                         LAVI A. LEV



                                         __________________
                                         SARAH LEV


                                         SGI:


                                         SILICON GRAPHICS, INC.,
                                         a Delaware corporation


                                         By:____________________


                                         Its:____________________



                        [ATTACH NOTARY ACKNOWLEDGMENTS]

                                   EXHIBIT A


The land referred to in this Deed of Trust is situated in the County of Santa Clara, City of Saratoga, State of California, and is described as follows:

          Lot 11, Tract No. 6781, Teerlink Ranch, Filed April 5, 1985, Map Book 541, Page 17, Santa Clara County Records, and as amended on that certain map entitled "Amended Map of Tract 6781" filed for July 17, 1986, Map Book 562, Page 31, Santa Clara County Records.


APN: 503-31-101


Commonly Known As: 21771 Heber Way
                 Saratoga, California


                                   Exh. A-1

                                PLEDGE AGREEMENT


          This Pledge Agreement ("Agreement") is made and entered into as of this 1st day of March, 1998 ("Effective Date") by and between Silicon Graphics, Inc., a Delaware corporation ("SGI"), and Lavi A. Lev ("Employee") and Sarah Lev (collectively, "Pledgor").

                                    RECITALS
                                    --------

     A. SGI has agreed to amend and restate an existing loan ("Existing Loan") to Pledgor in the original principal sum of Five Hundred Thousand Dollars ($500,000).

     B. The modification of the Existing Loan is evidenced, in part, by (i) that certain Amended and Restated Promissory Note Secured by Pledge Agreement (Forgivable Loan) of even date herewith ("Forgivable Note") in the original principal amount of Two Hundred Fifty Thousand Dollars ($250,000), and (b) that certain Letter Agreement of even date herewith.

     C. This Pledge Agreement is intended to secure the performance of Pledgor's obligations under the Forgivable Note and Letter Agreement.

     D. SGI has granted or may hereafter grant to Pledgor certain stock options for the purchase of shares of common stock of SGI pursuant to the terms and conditions of that certain Incentive Stock Option Grant Agreement and/or Non-qualified Stock Option Agreement, as the same may be amended from time to time (collectively, "SGI Option Agreement"). Pledgor's stock options under the SGI Option Agreement as of the Effective Date are more particularly set forth in Exhibit A attached hereto.

     E. MIPS Technologies, Inc. ("MIPS") may hereafter grant to Pledgor certain stock options for the purchase of shares of common stock of MIPS pursuant to the terms and conditions of one or more option agreements (collectively, "MIPS Option Agreement"), subject to the satisfaction of certain conditions set forth in that certain offer letter from MIPS to Lavi Lev dated March 8, 1998, including obtaining appropriate authorization and approval of the board of directors of MIPS, compliance with applicable federal and state security laws and completing an initial public offering of the common stock of MIPS.

     F. Pledgor now desires to pledge all of its right's title and interest in and to the Pledged Collateral (as defined below) to SGI upon the terms and conditions set forth hereinbelow.

     NOW, THEREFORE, Pledgor hereby covenants and agrees as follows:

     1.   Pledge of Collateral.  Pledgor hereby pledges, assigns, grants and
          --------------------
delivers to SGI a security interest in all of Pledgor's right, title and interest in and to the following (collectively, "Pledged Collateral"):

          (a) The SGI Option Agreement, all options and shares of common stock of SGI now or hereafter issued or issuable to Pledgor thereunder and all cash and non-cash proceeds and substitutions thereof as security for the prompt performance of Pledgor's obligations under the Forgivable Note and Letter Agreement.

          (b) The MIPS Option Agreement, all options and shares of common stock of MIPS now or hereafter issued or issuable to Pledgor thereunder and all cash and non-cash proceeds and substitutions thereof as security for the prompt performance of Pledgor's obligations under the Forgivable Note and Letter Agreement. Upon the grant of options to Pledgor under the MIPS Option Agreement and the execution and delivery by Pledgor of all agreements, documents and instruments required by MIPS in connection therewith, the security interest in the SGI Option Agreement and common stock of SGI shall automatically terminate.

     For purposes of this Agreement, "Option Agreement" shall mean the SGI Option Agreement and/or MIPS Option Agreement, as applicable, and "Shares" shall mean the shares of common stock of SGI and/or shares of common stock of MIPS, as applicable.

     2.   Pledgor's Covenants.  Pledgor hereby represents, warrants and
          -------------------
covenants to SGI as follows:

          (a) The Pledged Collateral is free and clear of any security interests, liens, encumbrances or other interests other than this Agreement.

          (b) Pledgor has full power and authority to create a lien on the Pledged Collateral in favor of SGI and no disability or contractual obligation exists which would prohibit Pledgor from pledging the Pledged Collateral pursuant to this Agreement.

          (c) Pledgor shall not sell, assign, or create or permit any claim to, lien or encumbrance upon, or security interest in any of the Pledged Collateral, and shall not permit Pledgor's rights in the Pledged Collateral to be reached by attachment, levy or other judicial process.

          (d) At SGI's request, Pledgor shall execute and acknowledge such other documents and instruments which SGI deems necessary or desirable to evidence, continue or preserve SGI's security interest in the Pledged Collateral and/or to otherwise effect any of the terms of this Agreement.

     The foregoing representations, warranties and covenants shall survive the termination of this Agreement.

     3.   Payment of Proceeds.
          -------------------

          (a) One hundred percent (100%) of all monies or other proceeds payable to Pledgor in connection with the sale or transfer of any Shares shall be applied first to the payment of principal, accrued interest and other charges then outstanding under the Forgivable Note; provided, however, that to the extent that the fair market value (as determined pursuant to Section 5(a)(ii) below) of Pledgor's vested and exercisable options and/or restricted stock comprising the Shares (collectively, "Vested Shares") exceeds the sum of (i) the amount of principal and accrued interest (if any) then outstanding under the Forgivable Note plus (ii) the total contingent liability of Pledgor under the Letter Agreement (such excess fair market value referred to herein as "Excess Value"), Pledgor shall have the right to exercise and/or sell such Vested Shares to the extent of such Excess Value and receive all proceeds therefrom. The foregoing calculation shall be made for each transaction to be effected by Pledgor with regard to any Vested Shares. Notwithstanding the preceding to the contrary, if SGI's employment of Employee shall terminate or cease for any reason, whether voluntary or involuntary, and whether with or without cause, or Pledgor shall be in default hereunder, one hundred percent (100%) of all monies or other proceeds payable to Pledgor in connection therewith shall be applied to the payment of principal, accrued interest and other charges then outstanding under the Forgivable Note. Further, if Employee shall terminate his employment with SGI for any reason, SGI shall terminate Employee's employment with SGI for cause, or Pledgor shall be in default hereunder, one hundred percent (100%) of all monies or other proceeds payable to Pledgor in connection therewith shall be applied to the payment of Pledgor's obligations under the Letter Agreement. Upon Pledgor's payment to SGI of all principal, accrued interest and other charges under the Forgivable Note and Letter Agreement (if applicable), the security interest created under this Agreement shall automatically terminate, and SGI shall promptly deliver to Pledgor all remaining Shares then held by SGI. Nothing herein shall be deemed to modify the terms of any severance agreement now or hereafter entered into by Employee and SGI.

          (b) With respect to the concurrent exercise and disposition of Shares by "Same Day Sale," Pledgor shall instruct Pledgor's stock broker ("Broker") to pay directly to SGI from Broker's account an amount equal to the lesser of (i) the gross proceeds from the sale of such Shares, less applicable commissions, to the extent payable by Pledgor pursuant to subparagraph (a) above or (ii) the amount of principal, accrued interest and other charges then outstanding under the Forgivable Note and Letter Agreement (if applicable). SGI shall have no obligation to deliver the Shares to Broker unless and until SGI receives written confirmation from Broker that the foregoing payment shall be promptly made by Broker to SGI.

          (c) With respect to the exercise of Shares by "Cash Exercise," the exercise price paid by Pledgor shall be applied to the payment of the exercise price for such Shares, the applicable shares of SGI's common stock shall be issued and deemed delivered to Pledgor, and SGI shall retain possession of such shares until either (i) all principal, accrued interest and other charges under the Forgivable Note and Letter Agreement (if applicable) have been paid in full, in which event the security interest under this Agreement shall terminate as to all of the Shares, or (ii) the applicable proceeds from the sale of such Shares have been paid to SGI and applied to the payment of principal, accrued interest and other charges then outstanding under the Forgivable

Note and Letter Agreement (if applicable), in which event the security interest under this Agreement shall terminate as to such Shares sold by Pledgor. If Pledgor desires to sell any such Shares, Pledgor shall instruct Broker to pay directly to SGI from Broker's account an amount equal to the lesser of (i) the sales price of the Shares, less commissions, to the extent payable by Pledgor pursuant to subparagraph (a) above or (ii) the amount of principal, accrued interest and other charges then outstanding under the Forgivable Note and Letter Agreement (if applicable). SGI shall have no obligation to deliver the Shares to Pledgor or Broker unless and until SGI receives written confirmation from Broker that the foregoing payment shall be promptly made by Broker to SGI.

          (d) All instructions required to be submitted by Pledgor to Broker shall be irrevocable and in writing, with a copy thereof delivered concurrently to SGI. All proceeds paid for the Shares (less commissions) and otherwise payable to SGI hereunder shall be deposited directly into the account of Broker for payment to SGI. SGI's delivery of any Shares to Broker shall be for the sole purpose of facilitating the sale of such Shares, and SGI's security interest therein shall continue until Broker shall have paid to SGI all applicable sums as required hereinabove.

     4.   Events of Default. Each of the following shall constitute an event of
          -----------------
default ("Event of Default") hereunder:

          (a) The failure by Pledgor to observe or perform any of the provisions of this Agreement.

          (b) Any default under the Forgivable Note, the Letter Agreement or any other document or instrument evidencing the modification of the Existing Loan.

          (c) The inaccuracy or breach of any warranty, representation or statement made or furnished to SGI by or on behalf of Pledgor.

          (d) The assignment for the benefit of creditors or the commencement of any proceeding under any bankruptcy or insolvency law by or against Pledgor.

          (e) The seizure or attachment of, or a levy on all or any portion of the Pledged Collateral.

     5.   SGI's Remedies Upon Default.
          ---------------------------

          (a) Upon the occurrence of an Event of Default, SGI shall have the right to:

               (i) Declare all of the obligations and liabilities of Pledgor under the Forgivable Note and Letter Agreement immediately due and payable.

              (ii) Repurchase all or part of the Shares from Pledgor for a purchase price equal to the lesser of (i) the fair market value of such Shares as of the date of the Event of Default, or (ii) the fair market value of such Shares as of the date of repurchase. The fair market value of the Shares, as of any date, shall be the closing price for a share of SGI's common stock as reported in The Wall Street Journal or a similar readily available public source. If no sales of Shares were made on such date, the fair market value of the Shares shall be determined using the closing price of a Share as reported for the preceding day on which a sale of Shares occurred. Notwithstanding the foregoing, the fair market value of any stock options comprising Shares shall be determined using the fair market value of SGI's common stock as of the applicable date set forth above less the applicable exercise price under such stock options and any costs incurred by SGI pursuant to subparagraph (b) below.

             (iii) Exercise any and all rights of a secured party under the Uniform Commercial Code of the State of California which SGI, in its sole judgment, deems necessary or appropriate, including without limitation the right to sell or otherwise dispose of all or any part of the Pledged Collateral.

          (b) After the repurchase, sale or transfer of any of the Pledged Collateral, SGI may deduct all reasonable attorneys' fees, brokerage commissions and other expenses incurred by SGI in preserving, collecting, selling, repurchasing and/or delivering the Pledged Collateral and for enforcing its rights with respect to the Forgivable Note, the Letter Agreement and this Agreement, and shall apply the residue of the proceeds to, or hold as a reserve against, the Forgivable Note and Letter Agreement in such manner as SGI in its reasonable discretion shall determine, and shall pay the balance, if any, to Pledgor.

     6.   SGI's Duties.  SGI shall have no duty or liability for the Pledged
          ------------
Collateral except for the exercise of reasonable care of the Pledged Collateral while in the possession of SGI.

     7.   General Provisions.
          ------------------

          (a)  Successors and Assigns.
               ----------------------

               (i) This Agreement shall bind and insure to the benefit of the respective heirs, successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Pledgor without SGI's prior written consent, which consent may be granted or withheld in SGI's sole discretion.

               (ii) Pledgor acknowledges and agrees that this Agreement may be assigned by SGI to MIPS, in which event all references therein to SGI shall automatically be amended and modified to mean and refer to "MIPS," all obligations of SGI in connection with this Agreement shall automatically be assumed by MIPS, and SGI shall automatically be released from any and all liability to Pledgor in connection with this Agreement. Pledgor shall execute such documents and instruments as may be requested by SGI to evidence the foregoing within five (5) days following SGI's request therefor.

          (b)  Severability of Provisions.  Each provision of this Agreement
               --------------------------
shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision. In case one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, the invalidity, illegality or unenforceability of that provision shall not affect any other provision of this Agreement.

          (c)  Joint and Several Obligations.  If Pledgor consists of more than
               -----------------------------
one person, the obligations of Pledgor shall be the joint and several obligations of all such persons. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter and vice versa.

          (d)  No Waiver.  No delay or omission by SGI in exercising any right
               ---------
or remedy arising from any default of Pledgor shall be construed as a waiver of such default or as an acquiescence therein, nor shall any single or partial exercise thereof preclude any further exercise thereof. SGI may, at its option, waive any of the conditions herein and any such waiver shall not be deemed the waiver of SGI's rights hereunder. The waiver of any Event of Default shall not be construed as any waiver of or acquiescence in or consent to any preceding or subsequent Event of Default by Pledgor hereunder.

          (e)  Collection Costs.  Pledgor shall promptly pay SGI all reasonable
               ----------------
attomeys' fees and all costs and other expenses paid or incurred by SGI in enforcing or exercising its rights or remedies created by, connected with or provided in this Agreement, and payment thereof shall be secured by the Pledged Collateral.

          (f) Substitute Security.  Provided that Pledgor is not in default
              -------------------
hereunder, Pledgor shall have the right to substitute this Pledge Agreement with such other security and/or collateral acceptable to SGI for purposes of securing Pledgor's obligations under the Forgivable Note and Letter Agreement. Such security may include, without limitation, a dead of trust encumbering real property owned by Pledgor, provided that Pledgor's equity therein is in excess of one hundred ten percent (110%) of the sum of the outstanding balance of principal and accrued interest under the Forgivable Note and contingent liability under the Letter Agreement. Following SGI's approval of the security and receipt of such agreements and instruments (in form acceptable to SGI) executed by Pledgor to effect such substitute security, SGI shall release the lien of this Pledge Agreement with regard to the Pledged Collateral or portion thereof so substituted.

IN WITNESS WHEREOF, this Pledge Agreement has been executed as of the Effective Date.

                                         PLEDGOR:

                                         _________________
                                         LAVI A. LEV


                                         _________________
                                         SARAH LEV